VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Local Currency Debt Fund

(the “Fund”)

Supplement dated September 24, 2018

to the Fund’s current Class I shares Prospectus, Summary Prospectus, and related Statement of Additional Information

Effective October 31, 2018, Class I shares of the Fund are offered to the public. Accordingly, any reference stating that Class I shares are not currently offered is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE